SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of The Securities Exchange
                                  Act of 1934.


                                  May 25, 1999
                        -------------------------------
               Date of Report (Date of earliest event reported)


                             CELTIC INVESTMENT, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                33-37436-C             36-3729989
          ----------              -----------            ------------
           State of            Commission File No.       IRS Employer
         Incorporation                                  Identification No.


                          17W220 22nd Street, Suite 420
                           Oakbrook Terrace, IL 60181
                       ----------------------------------
                    (Address of principal executive offices)


                                (630) 993-9010
                        (Registrant's telephone number)






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Item 4.  Change in Registrant's Certifying Accountant

      On or about May 17, 1999, the Board of Directors of the Company adopted a Resolution whereby the Company would not retain the accounting firm of McGladery & Pullen as the Company's certifying independent accountant for the current fiscal year.

      There had been no disagreements with McGladery & Pullen on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure during the last two fiscal years and up to the date of the change.

      The accountants' reports on the Company's financial statements for the two previous years did not contain adverse opinions or disclaimer of opinions nor were such reports qualified as to audit scope, uncertainty or accounting principles.

      The decision not to retain McGladery & Pullen as the Company's certifying independent accountant was made by the Board of Directors.

      The Board of Directors has not appointed a new certifying independent accountant as of the date hereof, but intends to do so in the near future.




                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 25, 1999                 CELTIC INVESTMENT, INC.



                                    By /s/ Douglas P. Morris
                                           Douglas P. Morris
                                           President

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